J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 20, 2019

to the Summary Prospectuses and Prospectuses dated November 1, 2018, as supplemented

Effective immediately, the fourth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectuses and the Prospectuses and the “More About the Funds — Additional Information About the Funds’ Investment Strategies — U.S. Large Cap Core Plus Fund” section of the Prospectus are deleted in their entirety and replaced with the following:

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund currently intends to use swaps (including equity swaps) to establish its short equity positions, if any. The Fund may also use swaps to establish long equity positions, without owning or taking physical custody of securities. The payments received by the Fund under such swaps may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors. The Fund may also use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Effective immediately, the “Risk/Return Summary — The Fund’s Main Investment Risks — Short Selling Risk” section of the Summary Prospectuses and the Prospectuses is deleted in its entirety and replaced with the following:

Short Selling Risk. The Fund will incur a loss as a result of a short sale or other short equity position if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. In addition, when the Fund engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction or other short equity position. Short sales or other short equity positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Additionally, the following is added following the “Risk/Return Summary — The Fund’s Main Investment Risks — Short Selling Risk” section of the Summary Prospectuses and the Prospectuses:

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Fund may use swaps to establish both long and short positions in order to gain the desired exposure. Because certain swap agreements are not cleared and exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

In addition, the “More About the Funds — Investment Risks — Additional Main Risk for U.S. Large Cap Core Plus Fund” section of the Prospectuses is deleted in its entirety and replaced with the following:

Additional Main Risk for U.S. Large Cap Core Plus Fund

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling or other short equity positions. The Fund’s use of short sales or other short equity positions in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increases, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an

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acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale or other short equity position if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale or other short equity position is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.”

The Securities and Exchange Commission and financial industry regulatory authorities in other countries have, in the past, imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Swap Agreement Risk. The Fund will be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because certain swap agreements are not cleared and exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND THE PROSPECTUSES FOR FUTURE REFERENCE